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                                                                   EXHIBIT 10.12



                       SCHEDULE OF HEALTH CARE REIT LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                 ATTACHED AS EXHIBIT 10.11 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 6/30/99

                                                                         LEASING          ORIGINAL HEALTH CARE
FACILITY NAME                        LOCATION                         COMMITMENT FEE         REIT INVESTMENT        ANNUAL BASE RENT
-------------                        --------                         --------------         ---------------        ----------------
Alterra Clare Bridge of Oklahoma     12401 Dorset Drive                 $ 316,981              $ 3,169,813             $ 301,132
City                                 Oklahoma City, OK  73120
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